                                                                               .
                                                                               .
                                                                               .
                                  EXHIBIT 21.1

                     LENNOX INTERNATIONAL INC. SUBSIDIARIES
                             AS OF DECEMBER 31, 2002


        NAME                                              OWNERSHIP                  JURISDICTION OF INC.
        ----                                              ---------                  --------------------
        Lennox Industries Inc.                            100%                         Iowa
             SEE ANNEX A

        Heatcraft Inc                                     100%                         Mississippi
             Frigus-Bohn S.A. de C.V.                     50%                          Mexico
             LGL de Mexico, S.A. de C.V.                  1%                           Mexico
             Lennox Participacoes Ltda.                   1%                           Brazil
                 Frigo-Bohn do Brasil Ltda.               99%                          Brazil
                      Heatcraft do Brasil Ltda.           100%                         Brazil
                          SIWA S.A.                       100%                         Uruguay
             Advanced Distributor Products LLC            100%                         Delaware
             Heatcraft Refrigeration Products LLC         100%                         Delaware
             Advanced Heat Transfer LLC                   50%                          Delaware
             Outokumpu Heatcraft USA LLC                  45%                          Delaware
                 Outokumpu Livernois Engineering
                     LLC                                  45%                          Michigan
                 Heatcraft de Mexico, S. De R.L.
                     de C.V.                              99.96%                       Mexico
             LPAC Corp.                                   5%                           Delaware

        Armstrong Air Conditioning Inc.                   100%                         Ohio
             Jensen-Klich Supply Co.                      100%                         Nebraska
             Armstrong Distributors Inc.                  100%                         Delaware
             LPAC Corp.                                   5%                           Delaware

        Heatcraft Technologies Inc.                       100%                         Delaware
             Strong LGL Colombia Ltda.                    50%                          Colombia
             LGL Peru S.A.C.                              10%                          Peru
             Alliance Compressor LLC                      24.5%                        Delaware
             LPAC Corp.                                   80%                          Delaware

        Excel Comfort Systems Inc.                        100%                         Delaware

        Allied Air Enterprises Inc.                       100%                         Delaware

        Service Experts Inc.                              100%                         Delaware
             SEE ANNEX B
             Lennox Inc.                                  100%                         Canada
                 Lennox Canada Inc.                       100%                         Canada
                      SEE ANNEX C

        National Air Systems Inc.                         100%                         California

        Lennox Global Ltd.                                100%                         Delaware
             SEE ANNEX D

        Lake Park Insurance Ltd.                          100%                         Bermuda

                                     ANNEX A
                                       TO
                                  EXHIBIT 21.1

                       LENNOX INDUSTRIES INC. SUBSIDIARIES


                 NAME                                                OWNERSHIP        JURISDICTION OF INC.
                 ----                                                ---------       ----------------------
                 Lennox Industries (Canada) Ltd.                     100%            Canada

                 LHP Holdings Inc.                                   100%            Delaware
                      Lennox Hearth Products Inc.                    100%            California
                          Marcomp Inc.                               100%            California
                      Securite Cheminees International Ltee          100%            Canada
                          SARL Cheminees Securite                    100%            France
                          Security Chimneys UK Limited               100%            UK
                         Security Chimneys International
                                 USA Ltd.                            100%            Delaware

                 Products Acceptance Corporation                     100%            Iowa

                 Lennox Manufacturing Inc.                           100%            Delaware

                 LPAC Corp.                                          10%             Delaware

                 Lennox Finance (No. 1) Limited Partnership          88.9            Canada
                      Lennox Finance (No. 2) Limited
                          Partnership                                90%             Canada


                 Lennox Finance (US) Inc..                           100%            Delaware
                      Lennox Finance (No. 1) Limited
                          Partnership                                11.1%           Canada
                      Lennox Finance (No. 2) Limited
                          Partnership                                10%             Canada


                                     ANNEX B
                                       TO
                                  EXHIBIT 21.1

                        SERVICE EXPERTS INC. SUBSIDIARIES


The following are all organized in the state indicated and owned 100% by Service Experts Inc.:

   A. Frank Woods and Sons LLC - Virginia
   AC/DAC, L.L.C. - Tennessee
   Air Experts LLC - Georgia
   Air Experts LLC - Ohio
   Aire-Tech LLC - Ohio
   Airmaster Heating & Air Conditioning LLC - Michigan
   Allbritten Plumbing, Heating and Air Conditioning Service, Inc. - Tennessee Alliance Mechanical Heating & Air Conditioning, Inc. - California
   Andros Refrigeration LLC - Arizona
   Andy Lewis Heating & Air Conditioning LLC - North Carolina
   Andy Lewis Heating & Air Conditioning LLC - Georgia
   Arrow Heating & Air Conditioning, Inc. - Wisconsin
   Artic Aire of Chico, Inc. - California
   Atlantic Air Conditioning and Heating LLC - Maryland
   Atmostemp LLC - New Jersey
   Austin Brothers LLC - Tennessee
   Barlow Heating and Air Conditioning LLC - Delaware
   Becht Heating & Cooling LLC - Delaware
   Ben Peer Heating LLC - New York
   Berkshire Air Conditioning LLC - Tennessee
   Broad Ripple Heating & Air Conditioning LLC - Delaware
   Burnsville Heating & Air Conditioning LLC - Minnesota
   C. Iapaluccio Company LLC - Delaware
   C. Woods Company LLC - Delaware
   Calverley Air Conditioning & Heating LLC - Delaware
   Chief/Bauer Heating & Air Conditioning LLC - Delaware
   Claire's Air Conditioning and Refrigeration, Inc. - Tennessee
   Climate Control LLC - Alabama
   Climate Design Systems LLC - Tennessee
   Climate Masters Service LLC - Colorado
   Coastal Air Conditioning Service LLC - Georgia
   Comfort Masters Heating & Cooling LLC - Delaware
   Comfort Tech Cooling & Heating LLC - Tennessee
   Comfortech LLC - Tennessee
   Controlled Comfort LLC - Nebraska
   Cook Heating & Air Conditioning LLC - Michigan
   Cook Heating and Air Conditioning LLC - Delaware
   Cool Power LLC - New York

                                     ANNEX B
                                       TO
                                  EXHIBIT 21.1

                   SERVICE EXPERTS INC. SUBSIDIARIES (CONT'D.)

   D.A. Bennett LLC - New York
   Davis the Plumber LLC - New Mexico
   Dial One Raymond Plumbing, Heating & Cooling, Inc. - Tennessee DiMarco Mechanical LLC - Ohio
   Dodge Heating & Air Conditioning LLC - Georgia
   Doler Plumbing & Heating LLC - Delaware
   Economy Heating & Air Conditioning LLC - Pennsylvania
   Edison Heating and Cooling LLC - New Jersey
   Epperson LLC - South Carolina
   Eveready LLC - Virginia
   Falso Service Experts LLC - New York
   Fras-Air Contracting LLC - New Jersey
   Freschi Air Systems, Inc. - Tennessee
   General Conditioning LLC - New Jersey
   Getzschman Heating & Sheet Metal Contractors LLC - Nebraska Golden Seal Heating & Air Conditioning LLC - Delaware
   Gordon's Specialty Company LLC - Oklahoma
   Gray Refrigeration LLC - Delaware
   Greenwood Heating & A/C LLC - Washington
   Gregory's Plumbing Co. LLC - Oklahoma
   H.S. Stevenson & Sons LLC - Ohio
   Holmes Sales & Service LLC - Iowa
   Industrial Building Services, Inc. - Florida
   International Service Leadership Inc. - Delaware
   Jack Nelson Co. LLC - Oklahoma
   Jansen Heating and Air Conditioning LLC - Delaware
   Jebco Heating & Air Conditioning LLC - Colorado
   JM Mechanical LLC - Delaware
   K & S Heating, Air Conditioning & Plumbing LLC - Minnesota
   Kiko Heating & Air Conditioning LLC - Ohio
   Klawinski LLC - Delaware
   Knochelmann Plumbing, Heating & Air LLC - Kentucky
   Kozon LLC - Tennessee
   Kruger's Heating & Air Conditioning LLC - Delaware
   Lake Arbor Heating LLC - Colorado
   Lee Voisard Plumbing & Heating LLC - Ohio
   Mathews Heating & Air Conditioning LLC - Tennessee
   Matz Heating & Air Conditioning LLC - New York
   McPhee Service Experts, Inc. - Colorado
   Midland Heating and Air Conditioning LLC - South Carolina Miller Refrigeration, A/C, & Htg. Co. - North Carolina
   Neal Harris Heating, Air Conditioning & Plumbing LLC - Missouri Norrell Heating and Air Conditioning LLC - Alabama
   Pardee Refrigeration LLC - South Carolina
   Parker-Pearce Service Experts LLC - Maryland

                                     ANNEX B
                                       TO
                                  EXHIBIT 21.1

                   SERVICE EXPERTS INC. SUBSIDIARIES (CONT'D.)

   Parrott Mechanical, Inc. - Idaho
   Peachtree Service Experts LLC - Georgia
   Peitz Heating and Cooling LLC - South Dakota
   R&M Climate Control LLC - Tennessee
   Roland J. Down LLC - New York
   Rolf Griffin Heating & Air Conditioning LLC - Delaware
   RM Holdings (Delaware) LLC - Delaware
   Ryan Heating LLC - Missouri
   S & W Air Conditioning LLC - Tennessee
   San Antonio Air Conditioning LLC - Delaware
   Sanders Indoor Comfort LLC - South Carolina
   Sanders Service Experts, Inc. - Tennessee
   Sedgwick Heating & Air Conditioning LLC - Minnesota
   SEIIN GP, Inc. - Indiana
   SEITN GP, Inc. - Tennessee
   Service Experts DFW LLC - Tennessee
   Service Experts, LLC - Florida
   Service Experts of Arkansas LLC - Arkansas
   Service Experts of Denver LLC - Colorado
   Service Experts of Fort Collins LLC - Colorado
   Service Experts of Imperial Valley, Inc. - California
   Service Experts of Indiana LLC - Tennessee
   Service Experts of Indianapolis, Inc. - Indiana
   Service Experts of Memphis LLC - Tennessee
   Service Experts of Northeast Louisiana LLC - Louisiana
   Service Experts of Northeast Ohio LLC - Ohio
   Service Experts of Northwest Louisiana LLC - Louisiana
   Service Experts of Orange - California
   Service Experts of Palm Springs, Inc. - California
   Service Experts of Salt Lake City LLC - Tennessee
   Service Experts of the Bay Area, Inc. - California
   Service Experts of the Berkshires LLC - Delaware
   Service Experts of the Triangle LLC - North Carolina
   Service Experts of Utah LLC - Delaware
   Service Experts of Washington LLC - Delaware
   Service Now, Inc. - California
   Shumate Mechanical LLC - Georgia
   Steel City Heating & Air LLC - Alabama
   Strand Brothers LLC - Tennessee
   Strogen's HVAC LLC - New Hampshire
   Sunbeam Service Experts LLC - New York
   Sylvester's LLC - Tennessee
   Teays Valley Heating and Cooling LLC - West Virginia
   The McElroy Service Co. LLC - Nebraska
   TML LLC - Idaho
   Triton Mechanical LLC - New York
   Valentine Heating & Air Conditioning LLC - Georgia
   Venture International LLC - Tennessee
   Vogt Heating & Air Conditioning LLC - Minnesota
   Wesley G. Wood LLC - Pennsylvania

                                     ANNEX C
                                       TO
                                  EXHIBIT 21.1

                         LENNOX CANADA INC. SUBSIDIARIES


The following are all organized in Canada and owned 100% by Lennox Canada Inc.:

         Arpi's Industries Canada Ltd.
                  Arpi's Holdings Ltd.
                  Advance Mechanical Ltd.
         Bradley Air Conditioning Limited
         Bryant Heating & Cooling Co. Ltd.
         Bryant Newco Inc.
         Dearie Contracting Inc.
         Dearie Contracting Ottawa Inc.
         Dearie Martino Contractors Ltd.
         Fahrhall Mechanical Contractors Limited
         Foster Air Conditioning Ltd.
         Gaia Enterprises Inc.
                  Welldone Plumbing Heating & Air Conditioning Ltd. Montwest Air Ltd.
         Overland RNC Inc.
         Valley Refrigeration Limited

                                     ANNEX D
                                       TO
                                  EXHIBIT 21.1

                         LENNOX GLOBAL LTD. SUBSIDIARIES



                 NAME                                    OWNERSHIP         JURISDICTION OF INC.
                 ----                                    ---------         --------------------
                 Heatcraft Refrigeration Asia Pte
                 Ltd.                                    100%              Rep. of Singapore
                      Lennox Global (Wuxi) Co. Ltd.      100%              China

                 LGL Europe Holding Co.                  100%              Delaware
                      SEE ANNEX E

                 UK Industries, Inc.                     100%              Delaware

                 LGL de Mexico, S.A. de C.V.             99%               Mexico

                 Lennox Participacoes Ltda.              99%               Brazil

                 Frigo-Bohn do Brasil Ltda.              1%                Brazil

                 Strong LGL Dominicana, S.A.             100%              Dominican Republic

                 Strong LGL Colombia Ltda.               50%               Colombia

                 LGL Belgium S.P.R.L.                    0.4%              Belgium

                 LGL Thailand Ltd.                       100%              Thailand

                 LGL Peru S.A.C.                         90%               Peru

                 LGL Australia (US) Inc.                 100%              Delaware
                      SEE ANNEX F

                                     ANNEX E
                                       TO
                                  EXHIBIT 21.1

                       LGL EUROPE HOLDING CO. SUBSIDIARIES


NAME                                                   OWNERSHIP         JURISDICTION OF INC.
----                                                   ---------         --------------------
LGL Holland B.V.                                       100%              Netherlands

     Ets. Brancher S.A.                                100%              France
         LGL France S.A.                               100%              France
              LGL Refrigeration UK Ltd.                100%              United Kingdom
              Hyfra Ind. GmbH                          0.1%              Germany

     LGL Germany GmbH                                  100%              Germany
         LGL Deutschland GmbH                          100%              Germany
         Hyfra Ind. GmbH                               99.9%             Germany
         Lennox Deutschland GmbH                       100%              Germany

     Lennox Global Spain S.L.                          100%              Spain
         LGL Refrigeration Spain S.A.                  100%              Spain
              Aldo Marine                              65%               Spain
         Lennox Refac, S.A.                            100%              Spain
              Redi sur Andalucia                       70%               Spain
              Lennox Climatizacao Lda                  100%              Portugal

     LGL Refrigeration Italia s.r.l.                   99%               Italy

     LGL Polska Spzoo                                  100%              Poland

     LGL Belgium S.P.R.L.                              99.6%             Belgium

     Lennox Benelux B.V.                               100%              Netherlands
         Lennox Benelux N.V.                           100%              Belgium

     HCF Lennox Ltd.                                   100%              United Kingdom
         Lennox Industries (UK)                        99.6%             United Kingdom
              Environheat Limited                      100%              United Kingdom

     Lennox Janka a.s.                                 100%              Czech Republic
         Janka Slovensko S.R.O.                        100%              Slovak Republic
         Ecoclima                                      15%               Czech Republic

     Outokumpu Heatcraft BV                            45%               Netherlands
         Heatcraft France SAS                          100%              France
              Heatcraft Italia s.r.l.                  20%               Italy
              Heatcraft Prague S.R.O.                  0.01%             Czech Republic
         Heatcraft Italia s.r.l.                       80%               Italy
         Heatcraft Prague S.R.O.                       99.99%            Czech Republic


                                     ANNEX F
                                       TO
                                  EXHIBIT 21.1

                      LGL AUSTRALIA (US) INC. SUBSIDIARIES


NAME                                                   OWNERSHIP         JURISDICTION OF INC.
----                                                   ---------         --------------------
LGL Co Pty Ltd                                         100%              Australia
     LGL Australia Investment Pty Ltd                  100%              Australia
         LGL Australia Finance Pty Ltd                 10%               Australia
     LGL Australia Finance Pty Ltd                     90%               Australia
         LGL Australia Holdings Pty Ltd                100%              Australia
              Lennox Australia Pty Ltd.                100%              Australia
              LGL (Australia) Pty Ltd                  100%              Australia
              LGL Refrigeration Pty Ltd                100%              Australia
              Kirby Engineering Pty Ltd                100%              Australia
              Heatcraft Australia Pty Ltd              100%              Australia
                  Kirby Refrigeration Pty Ltd
                  (Albury)                             75%               Australia
                  Kirby Refrigeration Pty Ltd
                  (Sunshine Coast)                     75%               Australia
                  Kirby Refrigeration (Geelong) Pty
                  Ltd                                  75%               Australia
                  Kirby Refrigeration Pty Ltd (Gold
                  Coast)                               75%               Australia
                  Kirby Refrigeration Pty Ltd
                  (Tasmania)                           75%               Australia
                  Kirby Refrigeration Pty Ltd
                  (Hobart)                             100%              Australia
                  Refrigeration & Heating Wholesale
                  Pty Ltd (Vic)                        100%              Australia
                  Refrigeration & Heating Wholesale
                  Pty Ltd (SA)                         100%              Australia
                      R&H Wholesale Pty Ltd            100%              Australia
                  Kirby Refrigeration Pty Ltd. (NT)    75%               Australia
                  Kirby Tubes & Contract Coils Pty
                  Ltd                                  100%              Australia
                  Kirby Sheet Metal Pty Ltd            100%              Australia
                  Kirby Central Warehouse Pty Ltd.     100%              Australia
                  Kulthorn Kirby Public Company
                  Limited                              18%               Australia
                      Kulthorn Control Company
                      Limited                          70%               Australia
                      Thai Sintered Products Co.
                      Limited                          44.4%             Thailand
                      Thai Compressor Manufacturing
                      Co. Limited                      25.5%             Thailand
                      Kulthorn Kirby Foundry Co.
                      Limited                          100%              Australia
                  J.N.K. Pty Limited                   100%              Australia
                  P.R.L. Pty Limited                   100%              Australia
                  Kirby USA Inc.                       100%              North Carolina
                  JNK Draughting Pty Limited           100%              Australia
                  P.R.L Sales Pty Limited              100%              Australia
                  Air Safe Pty Limited                 100%              Australia
                  James N. Kirby Limited (NZ)          100%              New Zealand